Note 8 - Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2020
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the six months ended June 30,
	2019	2020

Net loss	(936,923)	(6,118,563)
Dividends to Series B Preferred shares	(1,031,529)	(748,012)
Preferred deemed dividend	(185,665)	-
Net loss attributable to common shareholders	(2,154,117)	(6,866,575)
Weighted average common shares – outstanding	2,244,803	2,267,375
Basic and diluted loss per share	(0.96)	(3.03)